UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

OCTOBER 13, 2004

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(832) 204-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following items in our original report filed on October 13, 2004 are being amended to read in their entirety as follows:

Item 1.01       Entry into a Material Definitive Agreement

On October 13, 2004, Petrohawk Energy Corporation (“Petrohawk”) entered into an Agreement and Plan of Merger with privately-held Wynn-Crosby Energy, Inc. (“Wynn-Crosby”), and an Agreement and Plan of Mergers with Wynn-Crosby 1994, Ltd, Wynn-Crosby 1995, Ltd., Wynn-Crosby 1996, Ltd., Wynn-Crosby 1997, Ltd, Wynn-Crosby 1998, Ltd., Wynn-Crosby 1999, Ltd., Wynn-Crosby 2000, Ltd., Wynn-Crosby 2002, Ltd., WCOG Properties, Ltd., Kara Nicole Limited, Kristen Lee Limited, Eric Wynn Limited, Christopher David Limited, Paige Lee Limited, Bernadien Wynn Limited, Roger Lee Limited, George Heaps Limited (collectively, the “Partnerships”) and Wynn-Crosby.  Pursuant to such agreements, Petrohawk will acquire Wynn-Crosby and the Partnerships, which are managed by Wynn-Crosby.

The purchase price is $425 million, subject to certain adjustments, and the transaction is expected to close on or before November 30, 2004. The agreements contain customary representations and warranties and closing conditions.  Petrohawk intends to finance the acquisition using a combination of cash, bank debt and equity.

Item 7.01       Regulation FD Disclosure

The information contained in this Item 7.01 and the exhibit hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

A press release containing further information regarding the transaction was issued on October 13, 2004 and is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

This information contained in this Item 9.01 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

(c)                                  Exhibits.

99.1                           Press Release dated October 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

PETROHAWK ENERGY CORPORATION

Date: October 21, 2004	By:	/s/ Shane M. Bayless
Shane M. Bayless Vice President-Chief Financial Officer and Treasurer